UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2008

HEARTWARE LIMITED
 (Exact name of registrant as specified in its charter)

State of Victoria, Australia	000-52595	98-0498958
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 57 MLC Centre 19-29 Martin Place Sydney NSW 2000 Australia
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +61 2 9238 2064

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On October 22, 2008 we lodged with the Australian Securities Exchange (“ASX”) the results of the Court Ordered Scheme Meeting of Shareholders, Optionholders and Performance Rights holders and the Extraordinary General Meeting (held on October 22, 2008). Each of the resolutions put to security holders, and as previously announced in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 22, 2008, was approved.

The resolutions put to the respective meetings are as follows:

(a)	Court Ordered Scheme Meeting of Shareholders – Approval of Share Scheme

(b)	Court Ordered Scheme Meeting of Optionholders – Approval of Option Scheme

(c)	Court Ordered Scheme Meeting of Performance Rights Holders – Approval of Performance Rights Scheme

(d)	Extraordinary General Meeting – Approval of 2008 Stock Incentive Plan

Federal Court approval of the Schemes will now be sought and a decision is expected on or about October 30, 2008.

The E-lodgment including full results of the Scheme Meetings and the Extraordinary General Meeting are attached.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 ASX E-lodgment, Results of Scheme Meetings and Extraordinary General Meeting, dated October 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare Limited

Date: October 22, 2008	By:	/s/ David McIntyre

Name: David McIntyre
Title: Chief Financial Officer and Chief Business Officer